GENE THERAPIES AXO-MV-GMl for GMl Gangliosidosis Results from ongoing Phase 1/2 Dose Escalation Study • 6-Month Safety and Efficacy High-Dose Cohort • 12-Month Safety and Efficacy Low-Dose Cohort October 21, 2021 1 • • • Exhibit 99.3 1

AGENDA

WELCOME



Introduction & Opening Remarks

Pavan Cheruvu, MD
Chief Executive Officer



Review of AXO-AAV-GM1 Phase 1/2 Clinical Trial Data

Gavin Corcoran, MD, FACP
Chief R&D Officer



Expert Perspective: Intravenous AAV9 Gene Therapy

Guangping Gao, PhD*
Chief AAV Scientific Advisor
Director of the Horae Gene Therapy Center and Viral Vector Core at UMass Medical School

CLOSING REMARKS AND Q&A SESSION

*Dr. Gao serves as a paid advisor to Sio Gene Therapies

2

SIO GENE THERAPIES

2

FORWARD-LOOK! NG STATEMENTS ----------------------------------------•• · · · · · This presentation contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as "expect," "estimate," "may" and other similar expressions are intended to identify forward-looking statements. For example, all statements Sio makes regarding costs associated with its operating activities, funding requirements and/or runway to meet its upcoming clinical milestones, and timing and outcome of its upcoming clinical and manufacturing milestones are forward-looking. All forward-looking statements are based on estimates and assumptions by Sio's management that, although Sio believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Sio expected. Such risks and uncertainties include, among others, the impact of the Covid-19 pandemic on our operations; the actual funds and/or runway required for our clinical and product development activities and anticipated upcoming milestones; actual costs related to our clinical and product development activities and our need to access additional capital resources prior to achieving any upcoming milestones; the initiation and conduct of preclinical studies and clinical trials; the availability of data from clinical trials; the development of a suspension-based manufacturing process for AXO-Lenti-PD; the scaling up of manufacturing, the expectations for regulatory submissions and approvals; the continued development of our gene therapy product candidates and platforms; Sio's scientific approach and general development progress; and the availability or commercial potential of Sio's product candidates. These statements are also subject to a number of material risks and uncertainties that are described in Sio's most recent Quarterly Report on Form 10-Qfiled with the Securities and Exchange Commission on August 12, 2021, as updated by its subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Sio undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. GENE THERAPIES 3

PIPELINE OF FIRST-IN-CLASS, CLINICAL-STAGE GENE THERAPY PROGRAMS

Candidate	Indication	Vector/Gene	Stage of Development	Upcoming Events
AXO-AAV-GM1 Geographic rights: Worldwide FDA Designations: Orphan Drug Designation Rare Pediatric Disease Designation	GM1 gangliosidosis	AAV9/*GLB1*	Phase 1/2	**October 2021:** Topline data from high- and low-dose cohorts
AXO-AAV-GM2 Geographic rights: Worldwide FDA Designations: Orphan Drug Designation Rare Pediatric Disease Designation	Tay-Sachs/Sandhoff disease	AAVrh8/ *HEXA + HEXB*	Phase 1/2	**2021:** Continued enrollment in dose-escalation Stage 1
AXO-Lenti-PD Geographic rights: Worldwide	Parkinson's disease	Lentivirus/ *TH, CH1, AADC*	Phase 1/2	**Q4 2021:** Expected QP certification of GMP suspension material **2022:** Plan to resume enrollment in dose-escalation clinical trial

4

SIO GENE THERAPIES

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TODAY'S PRESENTATION OF AXO-AAV-GMl CLINICAL TRIAL RESULTS -------------------------------•• · · · · · · KEY TAKEAWAYS • Most advanced gene therapy in development for GMl gangliosidosis with 10 patients dosed to date in Stage 1 of the clinical study (including 8 Type II patients and 2 Type I patients) • Encouraging safety and tolerability profile at both the low- and high-dose, with no SAEs attributable to gene therapy • Normalization of serum enzyme activity and GMl ganglioside in the CSF at the high dose at 6 months, and dose-dependent biomarker improvements observed • No overt disease progression in 4 out of 5 patients in the low-dose cohort at 12 months, and 2 out of 2 patients in the high-dose cohort at 6 months Clear dose response on key biomarkers of disease activity in serum and CSF Safety profile supports advancing clinical program to next steps of development GENE THERAPIES 5

SiU GENE THERAPIES GMl GANGLIOSIDOSIS DISEASE BACKGROUND . . .• rv . . l\ . . 6

GM1 GANGLIOSIDOSIS IS A PROGRESSIVE LYSOSOMAL STORAGE DISEASE WITH MULTISYSTEM MANIFESTATIONS AND NO APPROVED TREATMENTS

- Rare, fatal lysosomal storage disorder with rapid neurodegeneration and multisystem disease manifestations. No disease modifying treatments are currently available.


↓ β-gal enzyme due to *GLB1* mutation
↑ Accumulation of GM1 ganglioside in CNS and peripheral tissues
Cerebral atrophy
Cardiomyopathy
Neurodegeneration
Skeletal dysplasia
Cherry red macula (infantile)
Hepatosplenomegaly
Created with Biorender.com

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GM1 DEVELOPMENT PROGRAM TARGETS BOTH INFANTILE AND JUVENILE ONSET DISEASE • • • • • • • Type I (Infantile) Onset<12 mo Cherry red macula Negligible enzyme activity Motor abnormalities Skeletal findings Developmental delay followed by regression Progressive atrophy Death by 2-3 years Type II (Late-Infantile) Onset 1-3 years -1-5% enzyme activity Motor abnormalities Variable skeletal Type II (Juvenile) disease Decreased cognition Seizures Progressive atrophy Death in 2nd decade Enzyme Activity Onset 3-10 years -3-10% enzyme activity Motor regression Dysarthria Variable skeletal disease Decreased cognition Progressive atrophy Survival into 2nd or 3"' decade Type Ill (Adult) Adult onset ( 1 0+ years) -5-10% enzyme activity Gait disturbance Dystonia, dysarthria Speech difficulty Age at death variable Regier DS, Tifft CJ. GLBl-Related Disorders. 2013 Oct 17 [Updated 2019 Aug 29]. In: Adam MP, Ardinger HH, Pagon RA, et al., editors. GeneReviews• [Internet]. Seattle (WA): University of Washington, Seattle; 1993-2020. King KE et al., Molecular Genetics and Metabolism Reports 25 (2020). GENE THERAPIES 8

AXO-AAV-GM1: DIFFERENTIATED GENE THERAPY FOR GM1 GANGLIOSIDOSIS

- AXO-AAV-GM1 (AAV9-GLB1) delivers a functional copy of the *GLB1* gene via the AAV9 vector[1]


ITR
SD
SA
ITR
CMV En
CB
GLB1
pA
CB exon1
Chimeric intron

- AAV9 is one of the most widely used vector systems in the clinic and has been shown to cross the blood-brain barrier[2]
- Broad transduction of CNS and peripheral tissues[1,3-4] and cross-correction of neighboring cells in pre-clinical models[5]
- Only gene therapy to demonstrate restoration of wild-type survival in a naturally-occurring GM1 feline model[6] and reduce GM1 ganglioside in the CSF in human clinical studies[7]

βgal = β-galactosidase gene; CB = chicken β-actin promoter; CMV En = cytomegalovirus immediate early enhancer; ITR = inverted terminal repeat; pA = poly A; SA = splice acceptor; SD = splice donor

9

1. Weismann CM et al. Human Mol Gen 2015;24:4353-64, 2. Foust KD et al. Nat Biotechnol 2009;27:59-65, 3. Gross AL. et al. Brain. 2021 Aug 19: awab309. doi: 10.1093/brain/awab309, 4. Gross A et al. Mol Ther 2020;28(4S1):217, 5. Fratantoni JC, et al. PNAS 1969;64:360–366, 6. Data on file, Auburn University, 7. Tifft et al. ASGCT 2021 oral presentation.

SIO GENE THERAPIES

AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority.

9

AGENDA

WELCOME



Introduction & Opening Remarks

Pavan Cheruvu, MD
Chief Executive Officer



Review of AXO-AAV-GM1 Phase 1/2 Clinical Trial Data

Gavin Corcoran, MD, FACP
Chief R&D Officer



Expert Perspective: Intravenous AAV9 Gene Therapy

Guangping Gao, PhD*
Chief AAV Scientific Advisor
Director of the Horae Gene Therapy Center and Viral Vector Core at UMass Medical School

CLOSING REMARKS AND Q&A SESSION

10

*Dr. Gao serves as a paid advisor to Sio Gene Therapies

SIO GENE THERAPIES

10

GMl GANGLIOSIDOSIS DATA REVIEW OUTLINE -------------------------------•• · · · · · · The data review will focus on the safety, biomarkers, MR imaging and clinical outcomes. 0 0 e Study Design and Demographics Safety Summary Biomarker Data Volumetric Brain MRI Clinical Outcomes GENE THERAPIES 11

SiU GENE THERAPIES CLINICAL STUDY DESIGN AND BASELINE DEMOGRAPHICS . . .• rv . . l\ . . 12

AXO-AAV-GM1 STUDY DESIGN

Open-label, single-arm trial conducted at NIH

STAGE 1: Dose Ranging

High-Dose
4.5 x 10^{13} vg/kg
(n=3)

Low-Dose
1.5 x 10^{13} vg/kg
(n=5)

High-Dose
4.5 x 10^{13} vg/kg
(up to 3)

Low-Dose
1.5 x 10^{13} vg/kg
(up to 3)

Type II: Late-infantile/Juvenile:
- *2-year assessment*
- *3-year long term follow-up*

Type I: Early-infantile
- *1-year assessment*
- *4-year long term follow-up*

STAGE 2: Efficacy & Safety Study

Registrational Study using Optimal Dose from Stage 1

VIRALGEN

CDMO developing scalable, suspension-based manufacturing to support registration and commercialization

Completed targeted enrollment of Type II patients in Stage 1 **Ongoing enrollment of Type I patients in Stage 1**

All subjects received immune modulation with rituximab, sirolimus and glucocorticoids.

AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority.

SIO GENE THERAPIES

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AXO-MV-GM1 STUDY: KEY ELIGIBILITY CRITERIA AND STUDY ENDPOINTS ---------------------------------•• · · · · · · Key Patient Eligibility Criteria Type I: Type II: Early infantile Late infantile & Juvenile • • Genetic & biochemical diagnosis of GM1 • AAV antibody status(-) • Vineland-3 <!: 40 (Type II) Key Study Endpoints Safety and Tolerability Biomarkers of Disease • B-galactosidase enzyme activity • GM1 ganglioside Clinical Outcome Measures • Vineland-3 Adaptive Behavior Scale Radiographic Evaluations • Volumetric MRI AXO-AAV-GMl is an investigational therapy. Safety and efficacy have not been established by any health authority. GENE THERAPIES 14

DEMOGRAPHICS AND DOSING

Participants		Gene Transfer		Dose	
Demographic	Disease Category	Age (months)	Weight (kg)	vg/kg	Total (vg)
Pt1 M/White	Juvenile onset	45	18.3	1.5×10^{13}	2.7×10^{14}
Pt2 M/Middle Eastern	Late infantile onset	32	17.9	1.5×10^{13}	2.7×10^{14}
Pt3 M/White	Late infantile onset	68	17	1.5×10^{13}	2.6×10^{14}
Pt4 F/White	Late infantile onset	47	14.9	1.5×10^{13}	2.2×10^{14}
Pt5 F/White	Late infantile onset	47	14.4	1.5×10^{13}	2.2×10^{14}
Pt6 F/White	Juvenile onset	88	22.9	4.5×10^{13}	1.0×10^{15}
Pt7 F/White	Juvenile onset	58	21.7	4.5×10^{13}	9.8×10^{14}
Pt8* M/White	Juvenile onset	73	13.0	4.5×10^{13}	5.9×10^{14}

*Only safety data included for Pt8 who had not reached 6-month data collection visit at database lock.

AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority.

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Si0 GENE THERAPIES SAFETY SUMMARY Overview of adverse events Liver function tests 16

OVERALL SAFETY SUMMARY OF AXO-AAV-GM1 ----------------------------•• · · · · · · • The favorable safety profile in the low-dose and high-dose cohorts to date supports continued enrollment of patients in the AXO-AAV-GM1 study ► Generally safe and well tolerated ► Two Serious Adverse Events (SAEs) reported, both unrelated to the gene therapy • Bacterial sepsis due to PICC line infection • Focal seizures due to disease progression ► No liver-related adverse events had associated clinical sequelae, and none required clinical intervention • The DSMB endorsed continued enrollment per study protocol ► Two infantile-onset (Type I) subjects have now received the low dose AXO-AAV-GMl is an investigational therapy. Safety and efficacy have not been established by any health authority. GENE THERAPIES 17

OVERVIEW OF ADVERSE EVENTS

Adverse Events Includes all adverse events for 8 participants at database lock	**Low dose (N=5 participants)**	**High dose (N=3 participants)**
Any adverse event	34	32
Any serious adverse event (unrelated to AXO-AAV-GM1)	2	-
Any Treatment-emergent adverse events	29	24
Treatment-emergent adverse events in ≥ 2 participants in a dose Cohort		
Iron deficiency anemia	5	1
Elevated AST*	4	1
Stomatitis	3	-
Elevated Blood Cholesterol	2	1
Elevated Fibrin D Dimer*	2	1
Vomiting*	1	2
Decreased appetite*	-	2
Decreased Neutrophil count	-	2
Elevated Ferritin*	-	2

* At least possibly related to AXO-AAV-GM1, 2 AEs of AST are still ongoing

18

SIO GENE THERAPIES

AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority.

18

SiU GENE THERAPIES BIOMARKER DATA Enzyme activity in serum GMl ganglioside in CSF Urine oligosaccharides . . . . .... .• rv . . l\ . . 19

GMl GANGLIOSIDOSIS IS AN IDEAL TARGET FOR GENE THERAPY WITH WELL ESTABLISHED DISEASE BIOMARKERS -------------------------------•• · · · · · · GMl Ganglioside GLB1 gene encodes for 13-galactosidase, an enzyme that reduces accumulation of GMl ganglioside 1 GL�ene l P-galactosidase enzyme GMl Gangliosidosis Biomarkers to evaluate 13- galactosidase enzyme activity and substrate reduction are well established GM2 Ganglioside Underlying neurobiology supports the use of gene therapy for long-term enzyme restoration GENE THERAPIES 20

2 I!( .!: ti :::. DOSE-RELATED INCREASE IN SERUM BETA-GALACTOSIDASE ACTIVllY 18 16 14 12 Gene transfer Low Dose at 12M: Change in B-gal from Pre-Treatment Level Median (17.64 nmol/hr/ml) • • • • • • • High Dose at 6M: B-gal Increases to Normal Range Gene transfer Median (17.64 nmol/hr/ml) : -S 10 E ..c: >::::,. 18 16 14 12 10 12x and 1 lx increase from baseline to 6 months, restoring enzyme activity to normal range i � .. C: .. - .. "Cl .. ii 8 lower limit of normal (LLN) = 6.43 nmol/hr/ml 6 4 2 0 8 6 4 2 0 llN (6.43 nmol/hr/ml) Pre-treatment 30 60 90 120 150 180 210 240 270 300 330 360 Pre-treatment 30 60 90 120 150 180 210 240 270 300 330 360 Days after gene therapy administration Days after gene therapy administration - Ptl (LD, Juv) ....... Pt2 (LD, Li) - Pt3 (LD, Li) Pt4 (LD, Li) -+- Pt5 {LD, Li) -+- Pt6 (HD, Juv) -+- Pt7 (HD, Juv) LD = Low dose 1.Se13 vg/kg, HD = High dose 4.Se13 vg/kg, Juv=Juvenile, Li=Late infantile LlN= lower limit of normal enzyme activity from 30 serum samples of 30 presumed healthy adults AXO-AAV-GMl is an investigational therapy. Safety and efficacy have not been established by any health authority. GENE THERAPIES 21

DOSE-RELATED DECREASE IN GMl GANGLIOSIDE LEVELS IN THE CSF 250 200 150 100 so 0 Low Dose at 12M: Decrease in GM1 from Pre Treatment Level Gene transfer Mean level in healthy pediatric population1•3 • • • • • • • High Dose at 6M: GM1 Ganglioside Decreases to Normal Range 250 200 150 100 so 0 Gene transfer 42% and 72% decrease from baseline to 6 months, restoring GMl ganglioside (substrate) to normal range Pre-treatment 30 60 90 120 150 180 210 240 270 300 330 360 Pre-treatment 30 60 90 120 150 180 210 240 270 300 330 360 Days after gene therapy administration ....... Ptl (LD, Juv) ....... Pt2 (LD, Li) ....... Pt3 (LD, Li) Pt4 (LD, Li) -+- PtS (LD, Li) Days after gene therapy administration ...,._ Pt6 (HD, Juv) -+- Pt7 (HD, Juv) LD = Low dose 1.Se13 vg/kg, HD= High dose 4.Se13 vg/kg, Juv=Juvenile, Li=Late infantile 1. Izumi T et al. Ped Neuro 1993;9:297-300, 2. Kaye EM et al. Neurology 1992:2290-4, 3. Ginns E. et al. Pediat Res 1980;14:1276-9 AXO-AAV-GMl is an investigational therapy. Safety and efficacy have not been established by any health authority. GENE THERAPIES 22

DOSE RESPONSES IN KEY BIOMARKERS AT 6 MONTHS ------------------------------------------------- • • · · · · · · (3-galactosidase activity levels in serum GMl ganglioside levels in CSF ■ Low dose {1.SE13 vg/kg) ■ High dose (4.SE13 vg/kg) ■ Low dose {1.SE13 vg/kg) ■ High dose (4.SE13 vg/kg) 18 20% X � X :! 16 tl "' 14.S (N=2).. ..c e& 14�E 10% 0%---- C ID .. 0 .. .. 12 ii -10% ·;;;� 0 "' tl .. 10 .. ..0 -20% ;;; E .. 0 ca J:: -21%(N=S) .!: E 8 -30% .. ::, �� IV C 6 ..c - -40% X X 4 -50% X 1.7 (N=S) 2 X X 0 - -60% -57%{N=2) -70% :G x Individual patient data GENE THERAPIES AXO-AAV-GMl is an investigational therapy. Safety and efficacy have not been established by any health authority. 23

CONSISTENT DECLINES ACROSS MAJOR OLIGOSACCHARIDES IN URINE ------------------------------------------------- • • · · · · · · 40 30 20 10 0 2.5 2 1.5 1 0.5 0 :G Gene Transfer Gene Transfer Gene Transfer -30 -30 Hex3HexNAc2 10 8 6 4 2 0 30 90 150 210 270 330 -30 Days Hex5HexNAc3 0.5 0.4 0.3 0.2 0.1 0 90 150 210 270 330 Days Hex4HexNAc2 30 90 150 210 Days Hex4HexNAc3 90 150 210 Days 270 270 330 330 0.02 0.015 0.01 0.005 0 Hex6HexNAc4 -30 30 90 150 210 270 330 Days Oligosaccharides are a substrate for the 8-galactosidase enzyme Decreased levels in urine may indicate increased systemic enzyme activity -+- Ptl (LD, Juv) -- Pt2 (LD, Li) -+- Pt3 (LD, Li) Pt4 (LD, Li) -- Pt5 (LD, Li) _.,_ Pt6 (HD, Juv) -+- Pt7 (HD, Juv) �-----------S1fJ LD=Low dose, HD=High dose Juv=Juvenile, Li=Late infantile GENE THERAPIES AXO-MV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority. 24

SiU GENE THERAPIES VOLUMETRIC BRAIN MRI FINDINGS . . .• rv . . l\ . . 25

BRAIN AND VENTRICULAR VOLUME

➢ **GM1 natural history study findings over at least a 1-year period:**

- ↓ in total brain volume[1-2]
- ↑ in ventricular volume[1]
- Milder changes in juvenile-onset compared to late-infantile onset participants[1-2]


Ventricles

➢ **AXO-AAV-GM1 Gene Therapy at 12 Months**

- Total brain volume remained stable in 4/5 participants with an increase from baseline by 1-4% in 4 participants and decrease by 5% in Pt2*
- Ventricular volume changed from baseline by ± 15% in 4 participants and increased by 104% in Pt2*

* Volumetric MRI for Pt2 was conducted at 18 months due to COVID

1. Nestrasil I. et al. Mol Genet Metab. 2018 February; 123(2):97–104; 2. Regier DS et al. Am J Med Genet Part A. 2016;170A:634–644

AXO-AAV-GM1 is an investigational therapy. Safety and efficacy have not been established by any health authority.

SIO GENE THERAPIES

26

SiU GENE THERAPIES CLINICAL OUTCOMES Vineland-3 Subscales 27

GROSS AND FINE MOTOR SKILLS 190 130 70 10 ,I. Gross Motor Skills j,. Late-infantile -------- ---- --- --- ,, _,, � � -e- G-- 12 24 36 48 60 72 84 Juvenile -- - 96 190 130 70 -€)0 10 108 120 �- Fine Motor Skills Late-infantile --- ,, ... --_.,,-- -- - - -- o-e-e 0 • • • • • • • • ---- --- - - G------€)0 12 24 36 48 60 72 84 Juvenile 96 108 120 190 ...... ----- 190 130 - � -------� 70 10 ....... Ptl (LD, Juv) - Pt2 (LD, Li) -+- Pt3 {LD, Li) - - - - Median Normal GSV LD=Low dose, HD=High dose, Juv=Juvenile, Li=Late infantile ----- - ___ .,, 130� l:s:'1 70 10 Age (months) Pt4 {LD, Li) - PtS {LD, Li) ........ Pt6 {HD, Juv) -+- Pt7 {HD, Juv) --e- Natural History Patients Vineland-3 Evaluation points: Baseline, 6 months, 12 months AXO-AAV-GMl is an investigational therapy. Safety and efficacy have not been established by any health authority. 28 28

RECEPTIVE AND EXPRESSIVE COMMUNICATION --------------------------------------------••······ {; Receptive Communication 190 Late-infantile 130 ----------------- --------- -� 0--e-e ,-' o-e-e 70 � 10 190 Juvenile ----- -------- --- 130 � - /:rJ;. 70 10 0 � i/ Expressive Communication 190 130 70 ,• ,, .. ... .,. .. ,,' - -- -- -- - Late-infantile -- --- ---- ------ ------ - 0 e--�------4e��o 10 '-------------------- u � � � � n M % � rn Juvenile 190 � ------ � ---- � 130 ✓ � � 70 � 10 u � � � � n M % � rn m � Age (months) ....... Ptl (LD, Juv) - Pt2 (LD, Li) -+- Pt3 {LD, Li) Pt4 {LD, Li) - PtS {LD, Li) ........ Pt6 {HD, Juv) -+- Pt7 {HD, Juv) --e- Natural History Patients - - - - Median Normal GSV LD=Low dose, HD=High dose, Juv=Juvenile, Li=Late infantile Vineland-3 Evaluation points: Baseline, 6 months, 12 months AXO-AAV-GMl Is an investlgatlonal therapy. Safety and efficacy have not been established by any health authority. 29 29

PERSONAL ACTIVITIES OF DAILY LIVING ----------------------------------------------•• · · · · · · t,- Personal: Self-sufficiency in such areas as eating, dressing, washing, hygiene, and health care Late-infantile 0 u Vl CJ) ::, � CJ) Vl 190 190 Juvenile ---------- � e l.!) 130 � ----- A& 70 10 12 24 36 48 60 72 84 96 108 120 132 144 Age (months) ....... Ptl (LD, Juv) - Pt2 (LD, Li) -+- Pt3 {LD, Li) Pt4 {LD, Li) - PtS {LD, Li) ........ Pt6 {HD, Juv) -+- Pt7 {HD, Juv) --e- Natural History Patients - - - - Median Normal GSV LD=Low dose, HD=High dose, Juv=Juvenile, Li=Late infantile Vineland-3 Evaluation points: Baseline, 6 months, 12 months AXO-AAV-GMl is an investigational therapy. Safety and efficacy have not been established by any health authority. 30 30

SUMMARY OF KEY FINDINGS IN LOW AND HIGH DOSE COHORTS (Phase 1/2) Safety and Tolerability Biomarkers of Disease Clinical Outcome Measures 31

AGENDA

WELCOME



Introduction & Opening Remarks

Pavan Cheruvu, MD
Chief Executive Officer



Review of AXO-AAV-GM1 Phase 1/2 Clinical Trial Data

Gavin Corcoran, MD, FACP
Chief R&D Officer



Expert Perspective: Intravenous GM1 Gene Therapy

Guangping Gao, PhD
Chief AAV Scientific Advisor
Director of the Horae Gene Therapy Center and Viral Vector Core at UMass Medical School

CLOSING REMARKS AND Q&A SESSION

*Dr. Gao serves as a paid advisor to Sio Gene Therapies

Sio GENE THERAPIES

32

EXPERT PERSPECTIVE:
Rationale for intravenous AAV9 for the treatment of GM1 gangliosidosis

Published results with AXO-AAV-GM1 in a GM1 feline model

- AAV9 outperforms other AAV vector serotypes in head-to-head studies in GM1 feline model[1]
- IV administration achieves broad biodistribution[1,2]
- Restored brain anatomy and improved survival and functional outcomes[1,2]

Well-characterized AAV9 Vector System

- AAV9, developed and characterized by Dr. Gao, is one of the most widely used gene therapy capsids in clinical development[3]
- Recent experience with IV AAV9 in SMA (where >1400 children have been dosed) provides strong rationale for safety and treatment effect in the CNS[4]

Threshold Phenomenon

- Dose-dependent clinical outcomes were demonstrated in SMA at two distinct IV dose levels, once gene therapy reached a sufficiently high level, forming the basis for moving into a pivotal study[5]

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1. Gross A et al. Mol Ther 2020;28(4S1):217, 2. Gross AL. et al. Brain. 2021 Aug 19:awab309. doi: 10.1093/brain/awab309, 3. Kuzmin et al., Nature Reviews Drug Discovery. 2021, Vol 20, March 2021. 4. Findings from RESTORE registry of Zolgensma® presented at 2021 Muscular Dystrophy Association Conference, 5. Zolgensma® Prescribing Information, May 2021.

SIO GENE THERAPIES

33

AGENDA ------------------------------------------•• · · · · · · WELCOME Introduction & Opening Remarks Pavan Cheruvu, MD Chief Executive Officer Review of AXO-AAV-GM1 Phase 1/2 Clinical Trial Data Gavin Corcoran, MD, FACP Chief R&D Officer CLOSING REMARKS AND Q&A SESSION Expert Perspective: Intravenous GM1 Gene Therapy Guangping Gao, PhD Chief AAV Scientific Advisor Director of the Horae Gene Therapy Center and Viral Vector Core at UMass Medical School GENE THERAPIES 34

EXECUTING AGAINST AXO-MV-GM1 PROGRAM PRIORITIES --------------------------------•• · · · · · · l!/ May 2021: Presented 6-month biomarker data from low-dose cohort at ASGCT 2021 conference � October 2021: Reported interim clinical data from Stage 1 at ESGCT 2021 conference □ 1H 2022: Expect to provide data update from Stage 1 of the study, including both Type I and Type II patients, at future scientific conferences □ 1H 2022: Expect to engage with the FDA to review Stage 1 data and discuss next steps for clinical development GENE THERAPIES 35

GENE THERAPIES AXO-MV-GMl for GMl Gangliosidosis Results from ongoing Phase 1/2 Dose Escalation Study • 6-Month Safety and Efficacy High-Dose Cohort • 12-Month Safety and Efficacy Low-Dose Cohort October 21, 2021 36 • • • 36